SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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IBERIABANK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            , 2015

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of IBERIABANK Corporation to be held at IBERIABANK, 601 Poydras Street, [Suite/Floor         ], New Orleans, Louisiana, on March 31, 2015, at         ..m., Central Time.

As a shareholder, you are being asked to approve:

(1)	an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million (“Proposal I”).

(2)	an amendment to our Articles of Incorporation to reduce the percentage of voting shares required to call a special meeting to 25% of all votes entitled to be cast on an issue proposed to be considered at a special meeting (“Proposal II”).

The matters to be considered by shareholders at the Special Meeting are described in the accompanying materials. Directors and officers of IBERIABANK Corporation will be present to respond to any questions shareholders may have.

The vote required for Proposal I is the affirmative vote of a majority of the outstanding shares of our common stock.

The vote required for Proposal II is the affirmative vote of 75% of the outstanding shares of our common stock.

The Board of Directors welcomes and appreciates the interest of all our shareholders in IBERIABANK Corporation’s affairs, and encourages those entitled to vote at the Special Meeting to take the time to do so. We hope you will attend the Special Meeting, but whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Special Meeting.

Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of IBERIABANK Corporation, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet), or by voting in person at the Special Meeting. If you attend the Special Meeting, you will be able to vote in person should you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is very important to us. We appreciate your prompt attention to this matter, and your continued support of, and interest in, IBERIABANK Corporation.

Sincerely,

Daryl G. Byrd
President and Chief Executive Officer

Phone 337-521-4012 • FAX 337-521-4021 • 200 West Congress Street • Post Office Box 52747 • Lafayette, LA 70505-2747

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of IBERIABANK Corporation (the “Corporation”) will be held at IBERIABANK, 601 Poydras Street, [Suite/Floor        ], New Orleans, Louisiana, 70130 on March 31, 2015 at             .m., Central Time (the “Meeting”), for the purpose of considering and acting on the following:

Proposal I: approval of a proposed amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, from 50 million to 100 million;

Proposal II: approval of a proposed amendment to the Corporation’s Articles of Incorporation to reduce the percentage of voting shares required to call a special meeting to 25% of all votes entitled to be cast on an issue proposed to be considered a special meeting; and

To consider such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 20, 2015 are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Robert B. Worley, Jr.

Secretary

Lafayette, Louisiana

            , 2015

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on March 31, 2015

This Notice and Proxy Statement are available electronically at

http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

Whether or not you expect to attend the Meeting, please vote by Internet, or telephone, or complete the enclosed proxy and return promptly in the envelope provided. If you vote by Internet or telephone, use the instructions on the enclosed proxy card. If you attend the Meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

IBERIABANK CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

March 31, 2015

This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by the board of directors for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 31, 2015, and at any adjournments or postponements thereof.

Your proxy will be voted in the manner you specify if you vote properly and timely by the Internet or telephone, or if you complete and return the enclosed proxy card. You may revoke your proxy by notifying our secretary in writing, by delivering a properly executed proxy of later date (either in writing, telephonically or via the Internet) to the secretary at or before the Special Meeting, or by voting in person at the meeting.

This proxy statement was mailed to each shareholder of record at the voting record date, on or about                     , 2015.

VOTING

Record Date

At the close of business on February 20, 2015, the record date for the Special Meeting, we had [            ] shares of common stock, par value $1.00 per share, referred to herein as “common stock,” outstanding and entitled to vote. On each proposal presented for a vote at the Special Meeting, each shareholder is entitled to one vote per share of common stock held as of the record date. As of the record date, our directors and executive officers held             shares of common stock entitled to vote at the Special Meeting, or approximately             % of all outstanding shares of common stock, and we believe that all of these shares will be voted in favor of Proposal I and Proposal II.

Quorum Requirements; Effect of Abstentions and Broker Non-Votes on Proposal I and Proposal II

A quorum for the purposes of all matters to be considered and voted on shall consist of shareholders representing, in person or by proxy, a majority of our total voting power. If less than a majority of the outstanding shares of common stock is represented at the Special Meeting, the shares so represented may adjourn the Special Meeting to another date, time or place.

Abstentions and “broker non-votes” will be considered present for purposes of determining a quorum, but only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., in “street name”) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

With respect to the amendment to the Corporation’s Articles of Incorporation to increase the number of authorized common shares from 50 million to 100 million (Proposal I), approval of the proposal requires the affirmative vote of a majority of the Corporation’s outstanding common shares. Since Proposal I is considered by applicable rules to be a “routine” matter, brokers have discretionary voting power and may vote uninstructed shares with respect to this proposal. Abstentions from voting on this proposal could prevent approval because they do not count as affirmative votes.

With respect to the amendment to the Corporation’s Articles of Incorporation to reduce from 50% to 25% the number of votes necessary in order to call a special meeting of shareholders (Proposal II), approval of the proposal requires the affirmative vote of 75% of the Corporation’s outstanding common shares. Broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes.

In order to minimize the number of broker non-votes, the Corporation encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice. Our board of directors urges shareholders to promptly vote by completing, dating and signing the accompanying proxy card and to return it promptly in the enclosed postage-paid envelope, or, if you hold your stock in “street name” through a bank or broker, by contacting your bank or broker and following the voting instructions of your bank or broker. You may also vote by Internet or telephone as explained below.

Any other matter that may be properly submitted to shareholders will be determined by a majority of the votes actually cast at the Special Meeting, either by proxy or in person. Abstentions and broker non-votes will not be counted and will have no effect.

Votes Required

Proposal I

Required Vote – Amendment to Articles of Incorporation Increasing the Number of Authorized Shares of Common Stock from 50 Million to 100 Million

The affirmative vote of the holders of a majority of our outstanding shares of common stock is required to approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 50 million to 100 million. An abstention has the effect of a vote against the proposal. Because applicable rules consider this amendment to be “routine,” a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.

Proposal II

Required Vote – Amendment to Articles of Incorporation Granting to Holders of 25% of the Corporation’s Shares Entitled to Vote on an Issue the Right to Call a Special Meeting of Stockholders

The affirmative vote of the holders of 75% of our outstanding shares of common stock is required to approve an amendment to our Articles of Incorporation reducing from beneficial ownership of at least 50% of the outstanding voting shares to 25% of the Corporation’s shares entitled to be cast on an issue. An abstention has the effect of a vote against the proposal. A nominee holding shares in street name does not have discretionary voting power with respect to this proposal and may not vote these shares unless the nominee receives voting instructions from the beneficial owner. Because approval of Proposal II is based on a percentage of the Corporation’s common stock outstanding, a broker non-vote also has the effect of a vote against the proposal.

PROXIES

We are furnishing this proxy statement and the accompanying proxy card in connection with the solicitation by our board of directors of proxies from our shareholders for use at the Special Meeting.

In addition to this solicitation by mail, our directors, officers and other employees, without additional compensation, may solicit proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. We have retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of approximately $8,500, plus reimbursement for out-of-pocket expenses actually incurred. We will request that brokers, nominees and other custodians and fiduciaries forward proxy solicitation materials to the beneficial owners of the shares of common stock where appropriate, and we will reimburse them for their reasonable expenses incurred in connection with such transmittals. We will bear the costs of solicitation of proxies for the Special Meeting.

How You Can Vote

Whether you hold shares in your own name, in street name, or through the IBERIABANK Corporation Retirement Savings Plan, you may vote or direct your vote without attending the Special Meeting, by granting a proxy or vote authorization.

Participants in our Retirement Savings Plan will receive a vote authorization form for the common stock owned through this plan. If you hold shares as a participant in the plan and you do not provide the plan trustee with voting instructions on any matter (either by not returning a vote authorization form or not voting by phone or online, or due to incomplete voting instructions) and you do not authorize a vote in person at the Special Meeting, your shares will be voted in the same proportion as the shares for which voting instructions were provided to the trustee by other participants. The vote authorization form will serve as voting instructions for the Retirement Savings Plan trustee.

If you are a holder of record of the Corporation’s common stock, you may vote in person at the Special Meeting. We will give you a ballot at the Special Meeting.

If you do not wish to vote in person, or if you will not be attending the Special Meeting, you may vote by proxy. If you received a printed copy of these proxy solicitation materials by mail, you may vote using the enclosed proxy card or vote authorization form (as applicable), vote by proxy on the Internet, or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided;

•	To vote by proxy on the Internet, go to [ ] to complete an electronic proxy card. You will need the 9-digit Control Number included on your proxy card; or

•	To vote by proxy over the telephone, dial [ ] (the toll-free phone number listed on your proxy card under the heading “To Vote by Telephone”) using a touch-tone phone and follow the recorded instructions.

If you vote by proxy, your vote must be received by     :00 p.m., Eastern Time, on             , 2015, to be counted.

You may vote on the Internet or by telephone any time prior to     :00 a.m., Eastern Time, on             , 2015.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

For shares held in street name, you should follow the voting directions that your broker or nominee provides. You can complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.

If you choose to vote at the Special Meeting, and:

•	you are a registered shareholder of record or hold shares in the Retirement Savings Plan, you should bring the enclosed proxy card or vote authorization form (as applicable) and proof of identity; or

•	you hold your shares in street name, you must obtain and bring a broker representation letter in your name from your bank, broker or other holder of record and proof of identity.

At the appropriate time during the Special Meeting, we will ask the shareholders present whether anyone wishes to vote in person. You should raise your hand to receive a ballot to record your vote.

Even if you plan to attend the Special Meeting, we encourage you to vote in advance of the Special Meeting, by telephone, Internet or mail, so your vote will be counted if you later decide not to attend.

All proxies properly voted by telephone or on the Internet and all properly executed proxy cards or vote authorization forms that are delivered to us (and not later revoked) will be voted at the Special Meeting in accordance with the directions given. In voting with regard to Proposals I and II, you may vote for or against the proposal, or abstain from voting. You should specify your choices on the proxy card.

IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED “FOR” PROPOSAL I AND “FOR” PROPOSAL II LISTED ON THE PROXY CARD.

IF YOU DO NOT RETURN YOUR VOTE AUTHORIZATION FORM, NO INSTRUCTION IS SPECIFIED OR THE VOTE AUTHORIZATION FORM IS RETURNED SIGNED WITHOUT INSTRUCTIONS, THE VOTE AUTHORIZATION FORM WILL BE VOTED IN PROPORTION TO THE MANNER IN WHICH OTHER PARTICIPANTS HAVE VOTED THEIR INTERESTS, SUBJECT TO THE DETERMINATION THAT SUCH A VOTE IS FOR THE EXCLUSIVE BENEFIT OF PLAN PARTICIPANTS AND BENEFICIARIES.

The form of proxy and vote authorization form confers discretionary authority on the persons named therein and the trustee, respectively, with respect to matters incident to the conduct of the Special Meeting and with respect to any other matter presented to the Special Meeting, if notice of such matter has not been delivered to us in accordance with our Articles of Incorporation. Except for procedural matters incident to the conduct of the Special Meeting, we do not know of any other matter that may come before the Special Meeting. If any other matter is properly brought before the Special Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies as determined by a majority of the board of directors. If any other matter is properly brought before the Special

Meeting as to which the vote authorization form confers discretionary authority, the trustee will vote participants’ interests in a manner intended to represent the best interest of participants and beneficiaries of the Retirement Savings Plan.

PROPOSAL I

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently authorize the issuance of up to 50 million shares of common stock. As of February 6, 2015, a total of 43,711,228 shares of common stock were issued, reserved for issuance or estimated to be issued in pending acquisitions, as described below:

•	33,457,789 shares were issued and outstanding;

•	1,805,112 shares were held in treasury;

•	1,048,327 shares were reserved for issuance under stock incentive plans; and

•	7,400,000 shares in the aggregate are currently estimated to be issued in the Corporation’s pending acquisitions.

As of February 6, 2015, approximately 8,094,000 shares of common stock available for future issuance.

Our board of directors considered the limited number of available common shares and voted to adopt, subject to the approval of a majority of the outstanding shares of common stock, an amendment to the Articles of Incorporation increasing the authorized shares of common stock from 50 million shares to 100 million shares.

Our board of directors unanimously recommends that shareholders vote “For” approval of the increase in our authorized common shares.

The board of directors believes that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with acquisitions and mergers, public or private financing, and various general corporate programs and purposes.

We may from time to time consider acquisitions and mergers as opportunities arise, stock splits and public or private financings to provide us with capital, any or all of which may involve the issuance of additional shares of common stock or securities convertible into shares of common stock. It is widely expected that consolidation of the financial institution industry will accelerate. Also, additional shares of common stock may be necessary to meet anticipated future obligations of our stock-based compensation and employee benefit plans, under which we may grant future equity awards to our officers, other employees and directors. We believe that these benefit plans are critical to retaining our current management team and attracting additional management talent during this turbulent and uncertain period.

The board of directors believes that having the authority to issue additional shares of common stock will avoid the possible delays and significant expense of calling and holding an additional special meeting of shareholders to increase the authorized common shares at a later date and will enhance its ability to respond promptly to opportunities for acquisitions, mergers, stock splits and additional financings. Such a delay may result in our inability to consummate a desired transaction under a required deadline. By having additional common shares authorized, we can be prepared to act quickly as opportunities arise.

If Proposal I is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the board of directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Because our common stock is traded on the Nasdaq Global Select Market, shareholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the then outstanding shares of common stock or voting power in connection with a private financing or an acquisition or merger. In addition, under both the Louisiana Business Corporation Act and NASDAQ rules, the Corporation’s shareholders must approve a share issuance in connection with an individual merger or acquisition which is greater than 20% of the voting power of the Corporation on a pre-transaction basis.

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 50 million shares to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently authorized issued and outstanding. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of common stock. Accordingly, the issuance of additional shares of common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

The full text of the proposed amendment to our Articles of Incorporation is attached as Appendix A to this proxy statement.

If Proposal I is approved, the number of authorized shares of common stock will be increased and the board of directors will have the right to issue, without further shareholder approval, an additional 50 million shares of common stock. If approved, Proposal I will be effective upon the filing of the articles of amendment with the Secretary of State of the State of Louisiana promptly after the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL II

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

REDUCING FROM 50% TO 25% THE NUMBER OF SHARES NECESSARY UNDER THE ARTICLES TO CALL A SPECIAL MEETING OF SHAREHOLDERS

(Proposal II on the proxy card)

The board of directors is proposing, for approval by our shareholders, an amendment (the “Amendment”) to the Corporation’s Articles of Incorporation, to allow holders of 25% of the Corporation’s shares entitled to be cast on an issue the right to request that a special meeting of shareholders be called.

Article 9.B. of our Articles of Incorporation, as currently in effect, only allows special meetings of shareholders to be called by (i) the board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office; (ii) the Chairman of the board or the President, or (iii) by persons who beneficially own an aggregate of at least 50% of the outstanding voting shares. The board undertook a review of this governance issue in connection with the enactment of the Louisiana Business Corporation Act and, has unanimously adopted a resolution declaring the advisability of Proposal II and recommending its approval by the shareholders.

The proposed Amendment demonstrates the board’s responsiveness to Corporation shareholders’ desire for greater access to the Corporation and is intended to promote good governance in a cost-effective and efficient manner. The board believes that a 25% threshold strikes an appropriate balance between enhancing shareholder rights and the risk that a small percentage of shareholders could trigger a special meeting to pursue their special interests at significant expense and distraction to Corporation’s efforts on behalf of all shareholders.

If Proposal II is approved, holders of not less than 25% of the Corporation’s outstanding shares of common stock will have the right to request that a special meeting of shareholders be called. A copy of the Amendment is attached as Appendix B to this proxy statement. The Amendment would not amend any other provisions of our Articles of Incorporation.

To be approved, the Amendment must receive the affirmative vote of the holders of 75% of the shares of our outstanding common stock. If the Amendment is approved by the shareholders, then the Amendment will become effective upon it being filed with the Secretary of State of the State of Louisiana, which the Corporation intends to do promptly following action by shareholders at the 2015 Special Meeting.

If Proposal II is not approved by the requisite vote, then the Amendment will not be filed with the Secretary of State of the State of Louisiana. If Proposal II is not approved, provisions under the Louisiana Business Corporation Act would be applicable to the Corporation. Under current Louisiana law, 10% of a corporation’s shares entitled to be cast on an issue have the right to request that a special meeting of shareholders be called. In any case, we will continue to maintain our existing governance mechanisms affording management and the board of directors the ability to respond to proposals and concerns of all shareholders, regardless of the level of share ownership.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL TO REDUCE THE NUMBER OF SHARES NECESSARY UNDER THE ARTICLES TO CALL A SPECIAL MEETING. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables include, as of the record date, certain information as to the common stock beneficially owned by:

•	persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of our Common Stock;

•	our directors;

•	our Named Executive Officers identified in the summary compensation table in the proxy statement for the 2014 annual meeting of shareholders; and

•	all of our directors and executive officers as a group.

	Common Stock Beneficially Owned as of December 31, 2013
Name and Address of Beneficial Owner	Amount	Percentage
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10022	1,766,218	5.90%
The Vanguard Group, Inc. (2) 100 Vanguard Blvd. Malvern, PA 19355	1,588,871	5.33%
AllianceBerstein L.P.(3) 1345 Avenue of the Americas New York, NY 10105	1,551,891	5.20%

(1)	As reported on Schedule 13G/A, dated as of January 17, 2014 and filed with the SEC on January 29, 2014, BlackRock, Inc., a Delaware corporation, has sole voting power with respect to 1,666,306 shares and sole dispositive power with respect to 1,766,218 shares.
(2)	As reported on Schedule 13G, dated as of February 6, 2014, and filed with the SEC on February 11, 2014, The Vanguard Group, Inc., a Pennsylvania corporation, has sole voting power with respect to 44,815 shares, sole dispositive power with respect to 1,546,256 shares and shared dispositive power with respect to 42,615 shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australian, LTD, each a wholly owned subsidiary of The Vanguard Group, are the beneficial owners of 42,615 shares and 2,200 shares, respectively, as a result of serving as investment managers of collective trust accounts and Australian investment offerings, respectively.
(3)	As reported on Schedule 13G, dated as of January 29, 2014, and filed with the SEC on February 10, 2014, AllianceBernstein L.P. may be deemed to be the beneficial owner of 1,551,891 shares as of December 31, 2013, acquired on behalf of client discretionary investment advisory accounts. AllianceBernstein has sole voting power over 1,336,803 shares, sole dispositive power over 1,523,150 shares and shared dispositive power over 28,741 shares. AllianceBernstein L.P. is a majority owned subsidiary of AXA Financial, Inc. and an indirect majority owned subsidiary of AXA SA. AllianceBernstein L.P. may be deemed to share beneficial ownership with AXA reporting persons by virtue of 28,741 shares of common stock acquired on behalf of the general and special accounts of the affiliated entities for which AllianceBernstein L.P. serves as a subadvisor.

	Common Stock Beneficially Owned as of the Record Date (1) (2) (3) (4)
	Amount	Percentage
Directors:

Elaine D. Abell	53,108	*
Harry V. Barton, Jr.	28,771	*
Ernest P. Breaux, Jr.	32,048	*
Daryl G. Byrd	394,869	1.1731%
John N. Casbon	11,323	*
Angus R. Cooper, II	42,000	*
William H. Fenstermaker	62,093	*
John E. Koerner, III	6,500	*
O. Miles Pollard, Jr.	10,713	*
E. Stewart Shea III	82,845	*
David H. Welch	9,276	*

Named Executive Officers who are not directors:

Michael J. Brown	179,469	*
John R. Davis	101,354	*
Jefferson G. Parker	71,485	*
Anthony J. Restel	77,358	*

All directors and executive officers as a group (20 persons)	1,262,719	3.7282%

*	Represents less than 1% of the outstanding common stock.

(1)	Unless otherwise indicated, shares are held with sole voting and dispositive power.
(2)	Includes shares of Common Stock owned directly by directors and executive officers, as well as shares held by their spouses, minor children and trusts of which they are trustees. Also includes shares allocated to the accounts of participants in our Retirement Savings Plan.
(3)	Includes all shares that may be acquired upon the exercise of stock options, including those vesting within 60 days of the record date, as follows: 175,722 shares by Mr. Byrd; 28,553 shares by Mr. Parker; 38,415 shares by Mr. Restel; 65,167 shares by Mr. Brown; 42,036 shares by Mr. Davis; and 385,950 shares by all directors and executive officers as a group.
(4)	Includes unvested restricted shares that may be voted by the following persons: 48,345 shares by Mr. Byrd; 14,745 shares by Mr. Restel; 18,085 shares by Mr. Brown; 13,989 shares by Mr. Davis; 21,906 shares by Mr. Parker; and 178,799 shares by all directors and executive officers as a group.
(5)	Includes the following shares of common stock pledged as security for loans from unaffiliated parties: Ms. Abell – 11,259 shares; Mr. Pollard – 6,650 shares; Mr. Shea – 7,714 shares; Mr. Fenstermaker – 20,086 shares.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of “phantom stock” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. The value of these phantom shares is the same as the value of the corresponding number of shares of common stock. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of phantom stock: 29,769 shares by Mr. Byrd; 8,946 shares by Mr. Restel; 11,648 shares by Mr. Brown; 8,843 shares by Mr. Davis; 12,541 shares by Mr. Parker; and 101,287 shares by all executive officers as a group.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of restricted stock units that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. Restricted share units vest based on satisfaction of the conditions set forth in the restricted stock unit agreement, and recipients do not possess voting or investment power over the common stock underlying such units until vesting. The value of these restricted stock units is the same as the value of the corresponding number of shares of common stock. The value of the shares on the grant date of each of the restricted stock units was $65.37 per share. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of restricted stock units: 6,382 units by Mr. Byrd; 1,649 units by Mr. Restel; 2,221 units by Mr. Brown; 1,548 units by Mr. Davis; 1,632 units by Mr. Parker; and 13,432 units by all executive officers as a group.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of performance units that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. Performance units are tied to the value of shares of the Corporation’s common stock, are payable in cash, and vest upon attainment of one or more performance measures to key employees. The value of the shares on the grant date of each of the performance unit awards was $65.37 per share. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of performance units: 6,382 units by Mr. Byrd; 1,649 units by Mr. Restel; 2,221 units by Mr. Brown; 1,548 units by Mr. Davis; 1,632 units by Mr. Parker; and 13,432 units by all executive officers as a group.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials relating to the 2015 annual meeting of shareholders must have been in compliance with Rule 14a-8 under the 1934 Act and must have been received at our principal executive offices, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: Robert B. Worley, Jr., Secretary, no later than December 8, 2014. With respect to the 2015 annual meeting, if we were not provided notice of a shareholder proposal by such date, it will not be included in our proxy statement and form of proxy.

Shareholder proposals which are not submitted for inclusion in our proxy materials may be brought before an annual meeting pursuant to Article 9D of our Articles of Incorporation, which provides that the shareholder must give timely notice thereof in writing to our Secretary, setting forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal (other than interests which all shareholders would have). To be timely with respect to the annual meeting of shareholders to be held in 2015, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, or March 6, 2015. With respect to the 2015 annual meeting, if we have not received a shareholder’s notice by such date, proxy holders will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

OTHER MATTERS

Management is not aware of any business to come before the Special Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting as to which proxies in the accompanying form confers discretionary authority; the persons named therein will vote such proxies as determined by a majority of the Board of Directors.

By Order of the Board of Directors

Robert B. Worley, Jr.

Secretary

Lafayette, Louisiana

            , 2015

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on March 31, 2015

This Notice and Proxy Statement are available electronically at

http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

APPENDIX A

The Board of Directors of IBERIABANK Corporation (the “Corporation”) has duly adopted the following resolution amending Article 4.A. of the Articles of Incorporation:

RESOLVED, that having determined that an increase in the authorized Common Stock to 100,000,000 shares is in the best interest of the Corporation and its shareholders, and subject to consideration by and approval of the Corporation’s shareholders, Article 4.A. be amended to read as follows:

A. AUTHORIZED AMOUNT. The total number of shares of capital stock which the Corporation has authority to issue is 105,000,000, of which 5,000,000 shall be serial preferred stock, par value $1.00 per share (hereinafter the “Preferred Stock”), and 100,000,000 shall be common stock, par value $1.00 per share (hereinafter the “Common Stock”). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of stockholders. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefore.

A-1

APPENDIX B

The Board of Directors of IBERIABANK Corporation (the “Corporation”) has duly adopted the following resolution amending Article 9.B. of the Articles of Incorporation:

RESOLVED, that having determined that a revision of Article 9.B. of the Articles to conform with the Louisiana Business Corporation Act is in the best interest of the Company and its shareholders, and subject to consideration by and approval of the Corporation’s shareholders, Article 9.B. be amended to read as follows:

B. Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, (ii) the Chairman of the Board or the President, or (iii) if stockholders holding at least 25% of all votes entitled to be cast on an issue proposed to be considered at a special meeting sign, date and deliver to the Corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

B-1

REVOCABLE PROXY

IBERIABANK CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

March 31, 2015

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of February 20, 2015, hereby appoint(s)                      and                     , or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at IBERIABANK, 601 Poydras Street, [Suite/Floor                    ], New Orleans, Louisiana, on Tuesday, March 31, 2015, at __:00 __.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT SPECIAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on March 31, 2015 is available electronically at http://www.iberiabank.com.

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE
Please be sure to date and sign this proxy card in the box below.		Date

	Sign above	Co-holder (if any) sign above

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

		For	Against	Abstain
1.	Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million.	☐	☐	☐

		For	Against	Abstain
2.	Approval of an amendment to the Articles of Incorporation to reduce the percentage of voting shares required under the Articles of Incorporation to call a special meeting to 25% of all votes entitled to be cast on an issue proposed to be considered at the special meeting.	☐	☐	☐

3.	In their discretion, on other business as may properly come before the Special Meeting.

The Board of Directors recommends a vote “FOR” proposals 1 and 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE SPECIAL MEETING.

IBERIABANK CORPORATION – SPECIAL MEETING, MARCH 31, 2015

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com.

You can vote in one of three ways:

1.	Call toll free on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www. and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

IBERIABANK CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

March 31, 2015

                 .m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of February 20, 2015, hereby appoint(s)                          and                         , or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at IBERIABANK, 601 Poydras Street, [Suite/Floor    ], New Orleans, Louisiana, on Tuesday, March 31, 2015, at _:00 _.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2. IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE SPECIAL MEETING.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY

IBERIABANK CORPORATION

YOUR VOTE IS IMPORTANT!

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Telephone (using a Touch-Tone Phone); or
2.	By Internet; or
3.	By Mail.

To Vote by Telephone:

Call                      Toll-Free on a Touch-Tone Phone any time prior to         a.m., Eastern Time, March 31, 2015.

To Vote by Internet:

Go to https://www.                     prior to         a.m., Eastern Time, March 31, 2015.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT SPECIAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy materials for the Special Meeting of Shareholders to be held on March 31, 2015 is available electronically at http://www.iberiabank.com.

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒ PLEASE MARK VOTES
AS IN THIS EXAMPLE
		For	Against	Abstain
1.	Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million.	☐	☐	☐
		For	Against	Abstain
2.	Approval of an amendment to the Articles of Incorporation to reduce the percentage of voting shares required under the Articles of Incorporation to call a special meeting to 25% of all votes entitled to be cast on an issue proposed to be considered at the special meeting.	☐	☐	☐

3.	In their discretion, on other business as may properly come before the Special Meeting.

The Board of Directors recommends a vote “FOR” proposals 1 and 2.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

IBERIABANK CORPORATION – SPECIAL MEETING, March 31, 2015

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com.

You can authorize the Plan Trustee to vote in one of three ways:

1.	Call toll free on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www. and follow the instructions.

or

3.

Mark, sign and date your vote authorization form and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM

IBERIABANK CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

March 31, 2015

  :00   .m., Central Time

Solicited on behalf of the Trustee of the IBERIABANK Corporation Retirement Savings Plan

I hereby direct the Trustee to vote my shares as follows:

RETIREMENT SAVINGS PLAN

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM

IBERIABANK CORPORATION

YOUR VOTE IS IMPORTANT!

PLAN VOTE AUTHORIZATION INSTRUCTIONS

Plan participants have three ways to authorize the Trustee:

1.	By Telephone (using a Touch-Tone Phone); or

2.	By Internet; or

3.	By Mail.

By Telephone:

Call                      Toll-Free on a Touch-Tone Phone any time prior to           .m., Eastern Time, on March     , 2015.

By Internet:

Go to https://www.                     prior to           .m., Eastern Time, on March     , 2015.

Please note that the last authorization received from a Plan participant, whether by telephone, by Internet or by mail, will be counted.

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT SPECIAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy materials for the Special Meeting of Shareholders to be held on March 31, 2015 is available electronically at http://www.iberiabank.com.

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE
Please be sure to date and sign this proxy card in the box below.		Date

	Sign above	Co-holder (if any) sign above

PLEASE SIGN THIS VOTE AUTHORIZATION FORM EXACTLY AS YOUR NAME APPEARS ON THIS FORM.

		For	Against	Abstain
1.	Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million.	☐	☐	☐

		For	Against	Abstain
2.	Approval of an amendment to the Articles of Incorporation to reduce the percentage of voting shares required under the Articles of Incorporation to call a special meeting to 25% of all votes entitled to be cast on an issue proposed to be considered at the special meeting.	☐	☐	☐

3.	In their discretion, on other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.

If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Plan. At the present time, the Company knows of no other business to be brought before the Special Meeting.

The Trustee is hereby directed to vote my proportionate interest in the common stock of IBERIABANK Corporation in my Plan account as indicated above. If I do not return this form in a timely manner, shares representing my interest in said Plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of Plan participants and beneficiaries.

IF NO INSTRUCTION IS SPECIFIED OR THIS PLAN VOTE AUTHORIZATION FORM IS RETURNED SIGNED WITHOUT INSTRUCTIONS, THIS FORM WILL BE VOTED IN PROPORTION TO THE MANNER IN WHICH OTHER PARTICIPANTS HAVE VOTED THEIR INTERESTS, SUBJECT TO THE DETERMINATION THAT SUCH A VOTE IS FOR THE EXCLUSIVE BENEFIT OF PLAN PARTICIPANTS AND BENEFICIARIES.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated February     , 2015.

Your Confidential Plan Vote Authorization must be received by Computershare no later than                 , March     , 2015.